Exhibit 10.2.16
CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Restricted Stock Unit Award Agreement
No. of Units: 23,346
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;
W I T N E S S E T H :
1.    Grant of Restricted Stock Units. Capital One hereby grants to you 23,346 Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest, and the underlying shares of Common Stock (such underlying shares, the “Shares”) shall be issuable, only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.
2.    Non-Transferability. Subject to the provisions of Section 3 and 13 hereof, the rights represented by the Restricted Stock Units and Shares shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such Restricted Stock Units or Shares or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.
3.    Issuance of Common Stock.
(a)    Vesting. Except as provided in Sections 3(b), 3(c), 3(d), 12(a) and 12(b) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, other than the restrictions contained in Section 13 below, on February 15, 2018 (the “Vesting Date”). The period between January 1, 2015, and the Vesting Date shall be the “Performance Period.”
(b)    Effect of Termination of Employment.
(i)    Except as provided in Section 3(b)(ii), 3(b)(iii) and 3(d), upon your termination of employment with Capital One for any reason, all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).
(ii)    Upon your termination of employment with Capital One as a result of your death or Disability, the Restricted Stock Units shall immediately vest, the date of such death or Disability shall be the Vesting Date (to the extent not previously vested or forfeited as provided herein).
(iii)    Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest and the Shares shall become issuable to you on the Vesting Date (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Sections 12(a) and 12(b).
(c)    Vesting Schedule Upon Becoming Subject to Withholding.
(i)    Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and a portion of the Shares shall be issuable without restrictions on transferability and subsequently withheld by

Capital One’s designated agent, only and to the extent sufficient, if sold at Fair Market Value, on the date of such determination, to provide for the payment of any tax liability in accordance with applicable tax laws. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Vesting Date as provided herein (to the extent not previously vested or forfeited as provided herein).
(ii)    Notwithstanding any other provision of this Agreement to the contrary, Capital One will take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability, unless Capital One makes another method of payment available to you.
(d)    Effect of Change of Control.
(i)    Upon your termination of employment by Capital One without Cause or by you for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Restricted Stock Units shall vest and the Shares shall be issuable in full without restrictions on transferability immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein); provided, however, that if the Restricted Stock Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting earlier than the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.
(ii)    For purposes of this Section 3(d), “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”) or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(d)(ii), and specifying the particulars thereof in detail.
(iii)    For purposes of this Section 3(d), “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 3(d)(iii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
(iv)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
(v)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 3(d) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in Section 3(c), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:
(a)     Capital One’s designated agent will automatically withhold the number of shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or
(b)     by such other methods as Capital One may make available from time to time.
6.    Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. By accepting this Award, you agree that such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when the Restricted Stock Units from which such dividend equivalents are derived vest pursuant to Section 3. You further agree that all such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.
7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9.    Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.
10.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.
11.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.
12.    Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.
(a)Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction as follows:
(i)     For each fiscal year of the Company ending during the Performance Period, if any, that the Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):
(A)    The number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 3,891;
(B)    The Committee shall determine the extent, if any, to which you are accountable for such outcome, and, based on such determination, the Committee shall determine (I) whether the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by up to an additional 3,891 and (II) whether the Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so reduced.
The Committee shall make the determinations referenced in Section 12(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.
(ii)    For purposes of this Section 12(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.
(iii)    In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.
Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, in the event of a Change of Control of Capital One, there shall be no reduction pursuant to this Section 12(a) for any fiscal year ending after the date of such Change of Control.
(b)Clawback. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that prior to the Vesting Date the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.
(c)Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
13.    Mandatory Holding Requirement.
(a)You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or termination of employment by Capital One without Cause or for Good Reason following a Change of Control, pursuant to Section 3(d).
(b)    For purposes of this Section 13:
(i)    “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and
(ii)    “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.
14.    Miscellaneous.
(a)    This Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.
(b)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(c)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(d)    You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.
(e)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

APPENDIX A
PERFORMANCE-BASED ADJUSTMENT DETERMINATION FACTORS
The Committee shall take into account the following factors for purposes of making any determinations referenced in Section 12(a)(i)(B) of the Agreement in its sole discretion:

•	The extent to which Core Earnings were negative;

•	Whether the outcome was the result of the performance of a line of business, control function or staff group for which you exercised direct or indirect responsibility;

•	The extent to which your performance contributed to the outcome, including your performance with respect to risk management and oversight; and

•	Such other factors as the Committee deems appropriate.

CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Restricted Stock Unit Award Agreement
No. of Units: 39,221
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;
W I T N E S S E T H :
1.    Grant of Restricted Stock Units. Capital One hereby grants to you 39,221 Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.
2.    Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.
3.    Payment of Restricted Stock Units.
(a)Vesting. Except as provided in Sections 3(b), 3(c), 3(d), 12(a) and 12(b) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest in full on February 15, 2018 (the “Vesting Date”). The period between January 1, 2015, and the Vesting Date shall be the “Performance Period.”
Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Vesting Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below).
(b)    Effect of Termination of Employment.
(i)    Except as provided in Section 3(b)(ii), 3(b)(iii) and 3(d), upon your termination of employment with Capital One for any reason all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).
(ii)    Upon your termination of employment with Capital One as a result of your death or Disability, the Restricted Stock Units shall immediately vest, the date of such death or Disability shall be the Vesting Date and the cash shall become payable in full as described in Section 3(a) (to the extent not previously vested or forfeited as provided herein).
(iii)    Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest on the Vesting Date (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Sections 12(a) and 12(b).
(c)    Vesting Schedule Upon Becoming Subject to Withholding.
(i)    Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and become payable, only and to the extent sufficient on the date of such determination (the “Determination Date”), to provide for the payment of any tax liability in accordance with applicable tax laws, in an amount equal to the product of (i) the Fair Market Value of the Common Stock for the Determination Date and (ii) the number of Restricted Stock Units vesting on the Determination Date. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Vesting Date as provided herein (to the extent not previously vested or forfeited as provided herein).
(ii)    Notwithstanding any other provision of this Agreement to the contrary, Capital One will take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability, unless Capital One makes another method of payment available to you.
(d)    Effect of Change of Control.
(i)    Upon your termination of employment by Capital One without Cause or by you for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Restricted Stock Units shall vest, the date of such termination shall be the Vesting Date and the Restricted Stock Units shall become payable in cash as described in Section 3(a) immediately following the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein); provided, however, that if the Restricted Stock Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting earlier than the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.
(ii)    For purposes of this Section 3(d), “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or Committee believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”) or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(d)(ii), and specifying the particulars thereof in detail.
(iii)    For purposes of this Section 3(d), “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than

35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 3(d)(iii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
(iv)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
(v)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 3(d) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in Section 3(c), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:
(a)automatically through payroll withholding; or

(b)	by such other methods as Capital One may make available from time to time.
6.    Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. By accepting this Award, you agree that such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when you receive payment under Section 3 with respect to the Restricted Stock Units from which such dividend equivalents are derived. You further agree that all such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.

7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
9.    Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.
10.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.
11.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.
12.    Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.
(a)Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction as follows:
(i)     For each fiscal year of the Company ending during the Performance Period, if any, that the Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):
(A)    The number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 6,537;
(B)    The Committee shall determine the extent, if any, to which you are accountable for such outcome, and, based on such determination, the Committee shall determine (I) whether the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by up to an additional 6,537 and (II) whether the Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so reduced.
The Committee shall make the determinations referenced in Section 12(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.
(ii)    For purposes of this Section 12(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.
(iii)    In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.
Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, in the event of a Change of Control of Capital One, there shall be no reduction pursuant to this Section 12(a) for any fiscal year ending after the date of such Change of Control.
(b)Clawback. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that prior to the Vesting Date the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.
(c)Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13.    Miscellaneous.
(a)    This Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.
(b)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(c)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(d)    You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.
(e)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

APPENDIX A
PERFORMANCE-BASED ADJUSTMENT DETERMINATION FACTORS
The Committee shall take into account the following factors for purposes of making any determinations referenced in Section 12(a)(i)(B) of the Agreement in its sole discretion:

•	The extent to which Core Earnings were negative;

•	Whether the outcome was the result of the performance of a line of business, control function or staff group for which you exercised direct or indirect responsibility;

•	The extent to which your performance contributed to the outcome, including your performance with respect to risk management and oversight; and

•	Such other factors as the Committee deems appropriate.

CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Restricted Stock Unit Award Agreement
No. of Units: %%TOTAL_SHARES_GRANTED%-%
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which is subject to continued employment with Capital One or other conditions;
W I T N E S S E T H :
1.    Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest, and the underlying shares of Common Stock (such underlying shares, the “Shares”) shall be issuable, only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.
2.    Non-Transferability. Subject to the provisions of Sections 3 and 12 hereof, the rights represented by the Restricted Stock Units and the Shares shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such Restricted Stock Units or Shares or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.
3.    Issuance of Common Stock.
(a)     Vesting. Except as provided in Sections 3(b), 3(c), 3(d), 13(a) and 13(b) below and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, other than the restrictions contained in Section 12 below, according to the following schedule:
One-third of the Restricted Stock Units on February 15, 2016
One-third of the Restricted Stock Units on February 15, 2017
One-third of the Restricted Stock Units on February 15, 2018
Each of the immediately above dates shall be a “Scheduled Vesting Date.”
(b)    Effect of Termination of Employment.
(i)    Except as provided in Section 3(b)(ii), 3(b)(iii), 3(b)(iv) and 3(d), upon your termination of employment with Capital One for any reason all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).
(ii)    Upon your termination of employment with Capital One as a result of your death or Disability, the Restricted Stock Units shall immediately vest, and the Shares shall be issuable in full without restrictions on transferability upon such termination of employment (to the extent not previously vested or forfeited as provided herein).
(iii)    Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Section 13(a) and 13(b).
(iv)    Upon your termination of employment by Capital One in a manner that makes you eligible for severance compensation or benefits, you will receive continued vesting of the Restricted Stock Units scheduled to vest on each of the Scheduled Vesting Dates as if a termination of employment had not occurred subject to (A) your execution of a separation agreement and/or general release of claims within a period of time as required by Capital One (in a form as prescribed by Capital One, a “Release”), (B) such Release becoming effective and irrevocable in accordance with its terms and (C) your continued compliance with the terms of such Release through each Scheduled Vesting Date. To the extent a Scheduled Vesting Date occurs prior to the expiration of the period of time Capital One provides you to sign the Release, you shall be entitled to vesting of the applicable portion of your Restricted Stock Units on such Scheduled Vesting Date even if you have not yet executed the Release. For avoidance of doubt, such continued vesting shall remain subject to reduction pursuant to Section 13(a) and 13(b) and shall immediately cease (and any then-unvested Restricted Stock Units shall be immediately forfeited) in the event that you violate the terms and conditions of the Release. For purposes of this Section 3(b)(iv), you will be considered to have experienced a termination of employment by Capital One in a manner that makes you eligible for severance compensation or benefits if (X) you are a U.S. associate and you are eligible to receive benefits under any applicable U.S. Capital One severance plan in place at the time of your termination of employment, (Y) you are a U.K. associate and experience a termination by mutual agreement or redundancy, or (Z) you are a Canadian associate and experience an involuntary termination of employment that qualifies for severance payments under local law.
(c)    Vesting Schedule Upon Eligibility for Retirement or following certain severance-eligible terminations by Capital One.
(i)    Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, a portion of the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, following you becoming eligible for Retirement, or following you becoming entitled to continued vesting pursuant to Section 3(b)(iv), at a time determined by Capital One, only and to the extent sufficient, if sold at Fair Market Value, on the date of such determination, to provide for the payment of any tax liability caused as a consequence of such eligibility condition or entitlement in accordance with applicable tax laws. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates as provided herein (to the extent not previously vested or forfeited as provided herein).
(ii)    Notwithstanding any other provision of this Agreement to the contrary, Capital One will take all necessary steps to withhold the amount determined pursuant to the immediately foregoing paragraph in satisfaction of your tax withholding liability.
(d)    Effect of Change of Control.
(i)    Upon your termination of employment by Capital One without Cause or by you for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Restricted Stock Units shall vest and the Shares shall be issuable in full without restrictions on transferability immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein); provided, however, that if the Restricted Stock Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting earlier than the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.
(ii)    For purposes of this Section 3(d), “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(d)(ii), and specifying the particulars thereof in detail.
(iii)    For purposes of this Section 3(d), “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 3(d)(iii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
(iv)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
(v)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 3(d) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:
(a) Capital One’s designated agent will automatically withhold the number of shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or
(b) by such other methods as Capital One may make available from time to time.
6.    Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. By accepting this Award, you agree that such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when the Restricted Stock Units from which such dividend equivalents are derived vest pursuant to Section 3. You further agree that all such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.
7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
9.    Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.
10.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.
11.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.
12.     Mandatory Holding Requirement.
(a)    You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 12 shall immediately lapse and be of no further force and effect upon your death, Disability or termination of employment by Capital One without Cause or for Good Reason following a Change of Control, pursuant to Section 3(d).
(b)    For purposes of this Section 12:
(i)    “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any Shares sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and
(ii)    “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.
13.    Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.

(a)	Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Scheduled Vesting Date shall be subject to reduction as follows:

(i)    In the event that the Core Earnings of the Company for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):
(A)    The number of Restricted Stock Units scheduled to vest on such Scheduled Vesting Date shall be reduced by 50%, rounding up to the nearest whole share; and
(B)    the Committee shall determine the extent, if any, to which you are accountable for such outcome and, based on such determination, the Committee shall determine (I) whether all or any portion of the remaining Restricted Stock Units scheduled to vest on such Scheduled Vesting Date shall be forfeited and (II) whether the Scheduled Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so forfeited.
The Committee shall make the determinations referenced in Section 13(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.
(ii)     For purposes of this Section 13(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.
(iii)    In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.
Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, in the event of a Change of Control of Capital One, there shall be no reduction pursuant to this Section 13(a) for any fiscal year ending after the date of such Change of Control.
(b)Clawback. All unvested Restricted Stock Units granted hereunder shall be subject to forfeiture in the event that the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks. In the event that the Committee makes a determination as provided in the preceding sentence, all or any portion of the Restricted Stock Units that have not yet vested under this Agreement as of the date of such determination shall be forfeited in an amount as determined by the Committee in its sole discretion.
(c)Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
14.    Miscellaneous.
(a)    This Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.
(b)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(c)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(d)    You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(e)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ JORY BENSON
Jory Benson
Chief Human Resources Officer

APPENDIX A
PERFORMANCE-BASED ADJUSTMENT DETERMINATION FACTORS
The Committee shall take into account the following factors for purposes of making any determinations referenced in Section 13(a)(i)(B) of the Agreement in its sole discretion:

•	The extent to which Core Earnings were negative;

•	Whether the outcome was the result of the performance of a line of business, control function or staff group for which you exercised direct or indirect responsibility;

•	The extent to which your performance contributed to the outcome, including your performance with respect to risk management and oversight; and

•	Such other factors as the Committee deems appropriate.

CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Restricted Stock Unit Award Agreement
No. of Units: %%TOTAL_SHARES_GRANTED%-%
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;
W I T N E S S E T H :
1.    Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.
2.    Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.
3.    Payment of Restricted Stock Units.
(a)     Vesting. Except as provided in Sections 3(b), 3(c), 3(d), 3(e) and 12(a) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest as follows:
One-third of the Restricted Stock Units on February 15, 2016
One-third of the Restricted Stock Units on February 15, 2017
One-third of the Restricted Stock Units on February 15, 2018
Each of the immediately above dates shall be a “Scheduled Vesting Date.” Notwithstanding the foregoing, the Restricted Stock Units shall vest in full upon the termination of your employment due to death or Disability and the date of such death or Disability shall be the Scheduled Vesting Date for all applicable Restricted Stock Units.
Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Scheduled Vesting Date and (ii) the number of Restricted Stock Units vesting on the Scheduled Vesting Date (subject to Section 5 below).
(b)    Effect of Termination of Employment Not For Cause. Upon your termination of employment with Capital One due to Retirement or for any reason other than for Cause (as defined herein), death, Disability or a Change of Control, the Units shall continue to vest on the Scheduled Vesting Dates specified herein (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Section 12(a).
(c)    Effect of Termination of Employment For Cause. Upon your termination of employment with the Company for Cause prior to any Scheduled Vesting Date, all Restricted Stock Units, as of such date of termination, shall be immediately forfeited (to the extent not previously vested as provided herein).
(d)    Vesting Schedule Upon Becoming Subject to Withholding.

(i)    Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and become payable, only and to the extent sufficient on the date of such determination (the “Determination Date”), to provide for the payment of any tax liability in accordance with applicable tax laws, in an amount equal to the product of (i) the Fair Market Value of the Common Stock for the Determination Date and (ii) the number of Restricted Stock Units vesting on the Determination Date. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates as provided herein (to the extent not previously vested or forfeited as provided herein).
(ii)    Notwithstanding any other provision of this Agreement to the contrary, Capital One will take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability.
(e)    Effect of Change of Control.
(i)    Upon your termination of employment by Capital One without Cause or by you for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Restricted Stock Units shall vest, the date of such termination shall be the Scheduled Vesting Date for all applicable Restricted Stock Units and the cash shall become payable as described in Section 3(a) immediately following the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein); provided, however, that if the Restricted Stock Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting earlier than the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.
(ii)    For purposes of this Agreement, “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(e)(ii), and specifying the particulars thereof in detail.
(iii)    For purposes of this Section 3(e), “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 3(e)(iii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
(iv)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
(v)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 3(e) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in Section 3(d), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a)	automatically through payroll withholding; or

(b)	by such other methods as Capital One may make available from time to time.
6.    Dividend Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders. Dividend equivalent payments shall be based on the total number of unvested Restricted Stock Units held as of the applicable dividend record date.
7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
9.    Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.
10.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.
11.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.
12.    Clawbacks and Other Forfeiture Events.
(a)    Clawback. All unvested Restricted Stock Units granted hereunder shall be subject to forfeiture in the event that the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks. In the event that the Committee makes a determination as provided in the preceding sentence, all or any portion of Restricted Stock Units that have not yet vested under this Agreement as of the date of such determination shall be forfeited in an amount as determined by the Committee in its sole discretion.
(b)    Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
13.    Miscellaneous.
(a)    This Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.
(b)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(c)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(d)    You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.
(e)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ JORY BENSON
Jory Benson
Chief Human Resources Officer

CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Restricted Stock Unit Award Agreement
No. of Units: %%TOTAL_SHARES_GRANTED%-%
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;
W I T N E S S E T H :
1.    Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.
2.    Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.
3.    Payment of Restricted Stock Units.
(a)     Vesting. Except as provided in Sections 3(b) and 3(c) below, and to the extent not previously vested or forfeited as provided herein, all of the Restricted Stock Units shall vest on January 1, 2016 (the “Vesting Date”); or, if earlier, in full upon the termination of your employment due to death or Disability and the date of such death or Disability shall be the Vesting Date.
The Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Payment Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below). For purposes of this Agreement, the “Payment Date” shall be the earlier to occur of: (x) February 15, 2016; or (y) the termination of your employment due to death or Disability.
(b)    Effect of Termination of Employment. Upon your termination of employment with Capital One for any reason other than death, Disability or following a Change of Control in accordance with the provisions of Section 3(c) below, prior to the Vesting Date (such date of termination, the “Termination Date”), the Units shall immediately vest and become payable in cash as soon as administratively practicable following the Payment Date; provided that in such case the amount payable shall be equal to the product of (a) and (b) where (a) shall be equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Payment Date and (ii) the number of Restricted Stock Units that would have vested on the Vesting Date if your employment had not been terminated and (b) is a fraction, the numerator of which is the number of calendar days from January 1, 2015 through and including the Termination Date and the denominator of which is 365.
(c)    Effect of Change of Control.
(i)    Upon your termination of employment by Capital One without Cause or by you for Good Reason (each as defined below) on or following the occurrence of a Change of Control, in either case on or prior to the Vesting Date, then, notwithstanding anything herein to the contrary, all of the Restricted Stock Units shall vest, the date of such termination shall be the Vesting Date and Payment Date for all applicable Restricted Stock Units and the Restricted Stock Units shall become payable in cash as calculated in Section 3(a) immediately following the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein); provided, however, that if the Restricted Stock Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting earlier than the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.
(ii)    For purposes of this Section 3(c), “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(c)(ii), and specifying the particulars thereof in detail.
(iii)    For purposes of this Section 3(c), “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 3(c)(iii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
(iv)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
(v)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 3(c) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a)	automatically through payroll withholding; or

(b)	by such other methods as Capital One may make available from time to time.
6.    Dividend Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders. Dividend equivalent payments shall be based on the total number of unvested Restricted Stock Units held as of the applicable dividend record date.
7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
9.    Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.
10.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.
11.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.
12.    Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
13.    Miscellaneous.
(a)    This Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

(b)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(c)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(d)    You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.
(e)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.
IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ JORY BENSON
Jory Benson
Chief Human Resources Officer